Discontinued Operations	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations

Note 10 – Discontinued Operations

The table below summarizes unaudited financial results for the assets classified as held for sale which is comprised primarily of our MSA, iLead and RESO business units for the three and nine months ended September 30, 2011 and 2010:

	Three Months Ended		Nine Months Ended
	2011	2010	2011	2010
Revenue	$—	$967,184	$—	$7,692,034

(Loss) income from discontinued operations before sale	—	(427,545)	—	592,505
Loss on sale of discontinued operations	—	(1,482,757)	—	(1,482,757)
Gain from litigation settlement in discontinued operations	—	—	257,136	—

(Loss) income from discontinued operations	$—	$(1,910,302)	$257,136	$(890,252)

On March 1, 2010, as a result of market and strategic reasons, we decided to exit the negative-option marketing programs which were part of our Direct Segment with the acquisition of iLead in 2006. On June 3, 2010, we sold all of the gross assets of our Exact Supplements, LLC. Business ("Exact"). We have not recognized any gain or loss from the sale of Exact.

During the second quarter of 2008, we made a decision to divest our MSA operations. On September 24, 2010, we sold the assets of MSA and its related companies Rightstuff, Inc. and Checkup Marketing, Inc., all North Carolina corporations which were our wholly-owned subsidiaries. The purchase price of the assets was approximately $767,000, of which approximately $247,000 was paid at closing and the balance was paid in three equal installments of approximately $173,000 each during the 90 days following the closing. Under the terms of the agreement, the purchaser also assumed certain liabilities related to the purchased assets. To ensure orderly transition of the business, we agreed to provide the purchaser with hosting services at no cost for 90 days following the closing. The agreement contains customary indemnification, non-disclosure and non-solicitation provisions. All the proceeds received from the sale of MSA were used to reduce the term note with Wachovia. Additionally, we reported a non-cash charge to discontinued operations of approximately $1.5 million for the loss on the sale for the year ended December 31, 2010.

In July 2010, the Board of Directors approved the plan to sell our RESO business unit. On December 10, 2010, we closed the sale of the assets of RESO. The purchase price of the assets was $750,000, of which all was paid at closing less approximately $32,000 of working capital adjustments and $50,000 held in escrow for a period of one year. All the proceeds from the sale were used to reduce the term note with Wachovia. In addition, we reported a gain on the sale of RESO in discontinued operations of approximately $500,000.

Note 13 – Discontinued Operations

During the second quarter of 2008, the Company made a decision to divest its MSA operations and ceased operations of its Web Diversity subsidiary. The Company also made a decision to divest its Cherish and Vintacom operations. On February 17, 2009, the Company concluded the sale of Cherish. In the fourth quarter of 2009, the Company ceased operations of Vintacom. On March 1, 2010, the Company, as a result of market and strategic reasons, accelerated its decision to exit the negative-option marketing programs which was part of the Company's Direct Segment with the acquisition of iLead in 2006. As a result in this change to the iLead business, the Company deemed all remaining intangible assets associated with this business as of December 31, 2009 to be impaired. On June 3, 2010, the Company entered into an Asset Purchase Agreement (the "Agreement") with Omega Direct Marketing, LLC ("Omega") to sell all of the gross assets of its Exact Supplements, LLC. business ("Exact"). The purchase price is 50% of all monthly revenues for the immediate 12 months after the date of the Agreement, less specific costs as defined in the Agreement for revenue from the sold customer base. The Company shall recognize gains from the sale of Exact only upon receipt of monies per the Agreement. During the year ended December 31, 2010, the Company did not recognize any gain or loss from this sale. Additionally, as all assets of Exact were written off as of December 31, 2009 and, therefore, no gain or loss was recognized on the sale of Exact.

On September 24, 2010, the Company sold the assets of MSA and its related companies Rightstuff, Inc. and Checkup Marketing, Inc., all North Carolina corporations which are wholly-owned subsidiaries of Inuvo, Inc. The purchase price of the assets was $766,636, of which $247,147 was paid at closing and the balance was paid in three equal installments of $173,163 each during the 90 days following the closing. Under the terms of the agreement, the purchaser also assumed certain liabilities related to the purchased assets. To ensure orderly transition of the business, the Company agreed to provide the purchaser with hosting services at no cost for 90 days following the closing. The agreement contains customary indemnification, non-disclosure and non-solicitation provisions. All the proceeds received from the sale of MSA were used to reduce the term note with Wachovia. Additionally, the Company reported a non-cash charge in discontinued operations of approximately $1.5 million for the loss on the sale for the year ended December 31, 2010.

In July 2010, the Board of Directors approved the plan to sell the Company's RESO business unit. On December 10, 2010, the Company closed the sale of the assets of RESO. The purchase price of the assets was $750,000, of which all was paid at closing less $31,716 working capital adjustment and $50,000 held in escrow for a period of one year. Earlier in 2010, the Company announced its intention to sell the business and it accounted for the subsidiary as a discontinued operation since that time. To ensure an orderly transition of the business, the Company agreed to provide transitional services until April 15, 2011 and will receive a fee of $107,204 paid in five equal monthly installments. The Asset Purchase Agreement contains customary indemnification, non-disclosure and non-solicitation provisions. All the proceeds from the sale were used to reduce the term note with Wachovia. In addition, the Company reported a gain on the sale of RESO in discontinued operations of approximately $500,000.

The table below summarizes unaudited financial results for the assets classified as held for sale which is comprised primarily of the Company's MSA, iLead and RESO business units for the years ended December 31,:

	Years Ended
	2010	2009
Revenue	$7,805,231	$24,713,512

Income (loss) from discontinued operations before loss on sale	621,140	(585,262)
(Loss) gain on sale of discontinued operations	(989,364)	275,019

Loss from discontinued operations	$(368,224)	$(310,243)